Exhibit 10.13

CUMMINGS PROPERTIES, LLC

STANDARD FORM

W05170256-KLM-G

LEASE EXTENSION # 1

In connection with a lease in effect between Cummings Properties, LLC, LESSOR, and Abpro Corporation, LESSEE, at 65 Cummings Park and 395 West Cummings Park, Woburn, Massachusetts (“premises” or “leased premises”), fully executed on July 2, 2014 and currently scheduled to terminate on August 30, 2017, and in consideration of the mutual benefits to be derived herefrom, the parties hereby agree to amend said lease, including its terms, conditions, covenants, and obligations (“terms”), as follows:

1.	The lease is hereby extended for an additional term of four years and one month and is now currently scheduled to terminate at noon on September 30, 2021, unless otherwise terminated or extended as provided in the lease, as amended.

2.	Effective upon the CP Delivery Date (defined below), annual base rent shall be changed to four hundred forty three thousand six hundred seventy six (443,676) dollars per year or $36,973 per month.

3.	Effective upon the CP Delivery Date, the base month from which to determine the amount of each annual increase in the “Cost of Living” shall be November 2016, which figure shall be compared with the figure for November 2017, and each November thereafter to determine the increase (if any) in the base rent to be paid during the following calendar year.

4.	The security deposit is hereby increased by $130,800 from $54,000 to a new total of $184,800. LESSEE shall pay this increase upon LESSEE’s execution of this extension.

5.	Notwithstanding Section 4 above, provided LESSEE is not then in arrears of any rent or invoice payment or otherwise in default of the lease, LESSOR shall apply $36,973 of the security deposit toward payment of the monthly rent due for the month of December 2019.

6.	Effective upon the CP Delivery Date, the size of the premises shall be increased by approximately 9,700 square feet with the addition of 68 Cummings Park (“68 CP”), 69 Cummings Park (“69 CP”), and 70 Cummings Park (“70 CP”), Woburn, MA.

7.	LESSOR, at a cost to LESSOR of $550,000 and at a total charge to LESSEE of $40,496 (the “Construction Charge”), shall modify 68 CP, 69 CP, and 70 CP (only) according to the mutually agreed upon plan and specifications attached hereto (the “CP Work”). LESSEE shall pay $20,248 of the Construction Charge (the “First Installment”) to LESSOR (by certified check, bank check, cash, or wire transfer) upon LESSEE’s execution of this extension, and shall pay the $20,248 balance of the Construction Charge to LESSOR (by certified check, bank check, cash, or wire transfer) not later than the third business day following the CP Delivery Date. LESSOR shall substantially complete the CP Work, except for punch list items, within 90 days following (a) full execution of this extension: and (b) LESSOR’s receipt of(i) the security deposit increase provided for above, (ii) the First Installment, and (iii) a building permit for the CP Work. LESSOR shall perform the CP Work during LESSOR’s normal business hours (only). The CP Work shall be considered “non-building standard” for maintenance purposes pursuant to Section 10 of the lease. The first day following the date on which LESSOR substantially completes the CP Work and delivers the entire modified premises to LESSEE with a certificate of occupancy or certificate of completion, except for punch list items, shall be known as the “CP Delivery Date.”

8.	Effective August 30, 2017, annual base rent shall be decreased by $38,280.60.

9.	Notwithstanding Section 8 above, if the CP Delivery Date occurs prior to August 30, 2017, then, effective on the CP Delivery Date, Section 8 above shall be automatically deleted and of no force or effect.

10.	Effective August 30, 2017, the size of the premises shall be decreased by approximately 1,418 square feet (including 0.75% common area) with the relinquishment of 395 West Cummings Park (“395 WCP”). LESSEE shall vacate and surrender 395 WCP to LESSOR in full accordance with all terms of the lease on or before 12:00 PM on August 30, 2017, and any extended occupancy of 395 WCP beyond 12:00 PM on August 30, 2017 shall be governed by Section 22 of the lease. LESSEE shall, upon vacating, be responsible for all damage to 395 WCP in accordance with the lease, and shall promptly pay all just invoice(s) therefor. Time is of the essence.

11.	Effective upon the date LESSEE vacates and surrenders 395 WCP to LESSOR in full accordance with all terms of the lease, Section 9 of Amendment to Lease #1 shall be automatically deleted and of no further force or effect.

12.	Section 8 of Amendment to Lease #1 and Paragraphs I and J of the Rider to Lease are hereby deleted and of no further force or effect.

13.	Effective upon the CP Delivery Date, the base from which to determine the amount of any increase in real estate taxes pursuant to Section 4 of the lease shall be changed to the rate and the assessment in effect for the fiscal year ending June 30, 20 17 net of abatements, if any.

_____ LESSOR

_____ LESSEE

1.

W05170256-KLM-G

LEASE EXTENSION # 1

(continued)

14.	During the extended term of the lease set forth in Section 1 above (only), provided LESSEE is not then in arrears of any rent or invoice payment or otherwise in default of the lease, LESSEE shall have the one-time right of first lease of approximately 4,902 square feet of additional space at 64 Cummings Park (subject to LESSOR’s right to subdivide said space) at LESSOR’s then-current published rental rate for said space as it becomes available for lease directly from LESSOR after its next leasing to others, subject to the right of the then-current lessee (if any) to extend or otherwise renegotiate its lease. LESSEE shall have five business days from receipt of (i) notice from LESSOR of said availability and. (ii)LESSOR’s then-current standard form lease of amendment to lease to execute said lease or amendment to lease for said space. If LESSOR fails to notify LESSEE of the availability of said space and leases said space to others, and if LESSEE notifies LESSOR of its desire to lease said space and executes LESSOR’s then-current standard form lease or amendment to lease for said space within five business days of receipt of said then-current standard form lease or amendment to lease for said space, LESSOR shall then have 60 days to relocate the other party. If LESSOR fails to relocate the other party within said 60 days and execute LESSOR’s then-current standard form lease or amendment to lease with LESSEE, then LESSEE may elect, by serving LESSOR written notice within 30 days after expiration of the 60-day relocation period, to occupy a similar amount of additional space elsewhere in one of LESSOR’s buildings at no charge until such time as LESSOR delivers possession of 64 Cummings Park. This shall be LESSEE’s exclusive remedy for any failure by LESSOR to deliver possession of 64 Cummings Park or any breach by LESSOR of the terms of this section. Time is of the essence.

15.	In the event that, on or before 4:00 PM on June 30, 2021 , this lease is not further extended for a minimum term of one year commencing on or about October 1, 2021 for a minimum of 13,974 square feet, LESSSE shall pay to LESSOR $64,276 as a non-renewal fee (by certified check, bank check, cash, or wire transfer) not later than 5:00 PM on June 30, 2021. Time is of the essence.

This extension shall not bind any party in any manner whatsoever until it has been executed by all parties. All other terms of the lease shall continue to apply, and to the extent any inconsistency exists between this extension and the lease, including any prior amendments and extensions, the terms herein shall control and supersede any earlier provisions. In witness whereof, LESSOR and LESSEE, intending to be legally bound, have caused this extension to be executed this 22nd day of May, 2017.

LESSOR: CUMMINGS PROPERTIES, LLC	LESSEE: ABPRO CORPORATION

By:	/s/ [illegible]	By:	/s/ Ian Chan
	Duly authorized		Duly authorized
Print name: Ian Chan

Title:

2.

Want to be able to walk through this (from Wash room to Glass ware)
68 Mezzanine
Large Conference
Reception
Office 1
Office 2
Small Conf. 1
Entry
Open Office
Large Conf.
Loading
Break Room
HVAC
Wash Room
Therapeutic Protein
PCR Room
Freezers & Storage
Tissue Room
Histology
Mechanical
Corridor
Cooler
Purification Room
Tech Desk Area
Open Office Area
Collaboration
23'-6" x 6' Cubicles shown
Break Room
65
68
69
70
FINAL PLAN

Note: These CAD drawings are intended for use by Cummings Properties.

Cummings Properties

Corporate Offices, 200 West Cummings Park, Woburn, MA 01801 781-935-8000

NORTH

Notes:
- All specialized construction and/or construction required by code for LESSEE's use is available at an additional expense to LESSEE.
- Skylights shown are in approximate location.
- Suite 65 to remain as is with no changes or modifications.

Hatched areas are existing casework.

Lease Plan

ABPro Corporation

65, 68, 69 and 70 Cummings Park, Woburn, MA

13,974 s	3/32" = 1'-0"	03-16-17	KLM	TAH	JYD	05-15-17

- All dimensions are approximate.
- Lessor's standard construction unless otherwise noted.
- All finishes to remain as is unless otherwise noted.
- Furnishings and equipment are shown for illustrative purposes only.
- No representation is made as to the suitability of this design for lessee's use or occupancy.

ABPro Corporation

65, 68, 69 and 70 Cummings Park

Woburn, MA

BY:TAH     Date: April 19, 2017

(Revised 5-15-17)

	Qty	Unit	Total
Demolition Suite 65
No Construction In Suite 65
Demolition Suite 68
Masonry
Construct masonry opening between Suite 68 and Suite 69, Suite 68 and Suite 70.	2	ea
At Wash Room and at Corridor
Remove drywall material from each side of masonry partition and patch opening.	2	ea
Walls
Arch out drywall partition in Equipment Zone and Wash Room	150	sf
Soffit to be located 4th below lowest ceiling. Includes patching carpet as needed.
Remove drywall partitions.	122	lf
Enlarge door opening (to 48” or 72” wide).	2	ea
Floors
Remove carpet and or vinyl composition tile.	2343	sf
Shot blast floor surface in preparation to receive epoxy flooring in Wash Room.	96	sf
Remove adhesive from concrete surface before vinyl composition tile installation	2343	sf
Doors/Windows
Remove door (or window) with frame. Secure for reinstallation	10	ea
Ceiling
Remove ceiling grid systems in areas of demolition.	802	sf
New ceiling height to remain where applicable.
Remove ceiling tiles in areas affected by HVAC changes or use.	2268	sf
Existing ceiling height to remain at 11’-10”± above the floor.
Remove ceiling grid system	352	sf
Areas that will extend wall partitions and raise ceilings.
Casework
Remove plastic laminate casework. Base and wall cabinets.	30	sf
Secure gray p-lam casework for reinstallation in Suite 70.
Electrical
Disconnect electrical and make safe in open ceilings.	12	hr
Disconnect wiring to deactivated HVAC unit currently serving open area of suite.	4	hr
Plumbing
Disconnect and cap plumbing fixtures.	5	ea
Mechanical
Remove ductwork associated with RTU to be deactivated. Unit to be stored in place on roof.	16	hr
Lessor may elect to remove unit at any time for reinstallation at another location without prior notice.
Miscellaneous
High lift equipment for the duration of demolition.	1	wk
30-Yard trash container for use during demolition.	1	ea

			$21,675

Demolition Suite 69 and 70
Walls
Remove drywall partitions.	115	lf
Create new door opening (either 36” or 48” wide).	4	ea
Remove non-standard chair rail molding on walls scheduled to remain.	6	hr
Floors
Remove platform stage in Suite 70.	360	sf
Remove carpet.	2789	sf
Doors/Windows
Remove door (or window) with frame. Secure for reinstallation.	10	ea
Ceiling
Remove ceiling grid systems in areas of demolition.	1088	sf
Existing ceiling height to be raised or lowered as note below in construction entry.
Remove ceiling tiles in areas affected by HVAC changes or use.	164	sf
Existing ceiling heights to remain.
Casework
Remove non-standard plastic laminate casework.	21	lf
Electrical
Disconnect electrical and make safe in open ceilings.	12	hr

Plumbing
Disconnect and cap plumbing fixtures in proposed Wash Room, Mechanical Room and Microbiology.	5	ea
Miscellaneous
High lift equipment for the duration of demolition.	1	wk
30-Yard trash container for use during demolition.	1	ea
Construction Suite 65
Construction Suite 68
General Construction
Walls
Construct non-rate full-height drywall partition from 0’ to 12’.	119	lf
Construct or extend non-rated drywall partition from 12’ to metal deck. Includes taped drywall both sides.	61	lf
To separate Office, Microbiology and Tissue Rooms
Extend non-rated drywall partition from 8’ to 10’.	77	lf
To raise ceiling height in Corridor, Wash Room and Mechanical.
Install cold roll steel reinforcing at drywall partitions 12’ and higher.	119	lf
Infill door or window opening with drywall construction.	4	ea

			$15,268

Mechanical Room
Ceiling
Install ceiling grid system with vinyl faced tiles.	60	sf
Includes existing lights and modifications to sprinklers.
Ceiling height to be raised to 9’±
Flooring
Existing ceramic tile flooring and tile wall to remain as is.
Doors/Windows
Install fixed louver in current door panel.	1	ea
Remove door and cut for louver insert.	2	hr
Finishes
Paint interior drywall partitions with water based catalyzed epoxy paint and vapor barrier primer.	28	lf
Plumbing
Install gas-fired water heater with sealed combustion potable, non-potable and TW piping.	1	ea
Water heater located in Mechanical Room. Includes B-vent, roof work and gas line.
Capacity based on combined storage and recovery, 120 gallons
Back-flow valves, located in Wash Room. For hot and cold water.	2	ea
Install tempered water (TW) loop system (potable water) to emergency shower location.	250	lf
Insulation wrap at all horizontal runs of TW loop.	200	lf
Circulation pump for TW loop piping.	1	ea
Existing utility sink to remain as is. Connect to new non-potable water supply.	2	hr
Electrical
No Changes.
HVAC

Note: Refer to HVAC section under Tissue Room for additional HVAC information.			$24,517

Wash Room
Ceiling
Install ceiling grid system with vinyl faced tiles and high temp sprinkler head.	96	sf
Includes existing lights and modifications to sprinklers.
Ceiling height to be raised to 9’±
Flooring
Install 2-part epoxy floor with orange peel texture.	96	sf
Floor to receive bermed lip at room entrance and at masonry opening.
Install 2-part integrated 4” high epoxy wall base in Wash Room.	40	lf
Finishes
Paint interior walls with water based catalyzed epoxy paint.	40	lf
Plumbing
Cut floor to access main building drain line.	1	ea
Trench Floor to extend acid waste drain lines to new resin sink and floor sink locations.	15	lf
Includes cutting of concrete slab, removal of soil, installation of polypropylene piping, inspection, backfilling trench and patching concrete floor.
Floor sink, approx.. 6” x 6” in wash room. Includes 24” area sloped to sink drain.	1	ea
Rough and finished plumbing (non-potable HW/CW supply, drain and vent) to resin sink.	1	ea
Rough and finished plumbing (non-potable HW) to glass washer and autoclave.	2	ea
Hoy water supply for Glass Washer or Autoclave to be mounted at 60 in. above the floor and terminated with a shutoff valve. Units drain to floor sink. Cool down required for both HW lines.
Glass Washer and Autoclave supplied and installed by others at Lessee’s expense.
Core to extend drain line to sink drain for Autoclave and Glass Washer.	2	ea
Install 5-gallon PH tank for sink in Wash Room.	1	ea
No pH adjustment is included for Autoclave or Glass Washer drain water
Polypropylene piping above ground from sink to drain line and vent	30	lf
Includes necessary fittings required for installation.
Resin Lab Sink, approx.. 15”L x 18”W x 8”D	1	ea
High arc faucet with aspirator tip and separate HW/CW controls.	1	ea
Metal sink based (refurbished) with phenolic resin countertop, installed	3	lf
Electrical (Pending confirmation of Lessee’s equipment requirements)
Install 208V/100A/3ph/4-wire dedicated circuit wired to a disconnect.	1	ea
For autoclave unit with built in electric steam generator.
Install 120V/20A/1ph dedicated circuit wired to a duplex outlet for autoclave control box.	1	ea
Install 208/20A/3ph/4-wire circuit wired to a wall mounted work box with plate cover for Glass Washer.	1	ea
Installation of glass washer equipment to be supplied and installed by Lessee.
Connection to power source is not included. Disconnect, if required, is not included.
HVAC

5.

Note: Refer to HVAC section under Tissue Room for additional HVAC information.			$17,311

Construction Suite 68, continued
Corridor
Ceiling
Install ceiling grid system with vinyl faced tiles.	210	sf
Includes existing lights and modifications to sprinklers.
Ceiling height to be raised to 9’±
Flooring
Install building standard vinyl composition tile.	210	lf
Install 4” high black vinyl wall base.	78	lf
Finishes
Paint drywall partitions with water based catalyzed epoxy paint.	78	lf
Paint existing doors and door frames black on corridor side.	5	hr

Note: Interior finishes at restrooms to remain as is and will receive Lessor’s standard rehab			$3,085

Tissue Room
Ceiling	575	sf
Install ceiling grid system with vinyl faced tiles.
Includes existing lights and modifications to sprinklers.
Ceiling height to be raised to 9’±
Caulk perimeter of ceiling grid with sealant.	96	lf
Flooring
Install building standard vinyl composition tile.	575	lf
Install 4” high black vinyl wall base.	96
Doors
Install 6’wide double metal door unit with frame and vision kits.	1	ea
Includes a 24” x 36” tempered glass vision kit in each panel and surface mounted slide bolt on inactive leaf.
Install surface mounted hydraulic door closer on active door panel.	1	ea
Install full-gasket (Foam or rubber) on door frame.	1	ea
Install rubber sweep at each entry door panel.	1	ea
Drop-sill is available at an additional charge to the Lessee.
Finishes
Paint drywall partitions with water based catalyzed epoxy paint.	96	lf
Casework
Air flow alarm (located in exhaust ductwork for the two vented BSC). All others are recirculated.	2	ea
Hardwire airflow to a 120V circuit.	2	ea
Supply and install refurbished metal sinkbase cabinet.	4	lf
Supply and install phenolic resin countertop, 30” wide	4	lf
Plumbing
Cut floor to access main building drain line.	1	ea
Trench Floor to extend acid waste drain lines to new resin sink location.	10	lf
Includes cutting of concrete slab, removal of soil, installation of polypropylene piping, inspection, backfilling trench and patching concrete floor.
Rough and finished plumbing (non-potable) to resin sink.	1	ea
Install 5-gallon PH tank for sink	1	ea
Polypropylene piping above ground from sink to drain line and vent.	30	lf
Includes necessary fittings required for installation.
Resin Lab Sink, approx.. 15”L x 18”W x 8”D	1	ea
High arc faucet with aspirator tip and separate HW/CW controls.	1	ea
Electrical (Pending confirmation of Lessee’s equipment requirements)
Install 120V/20A/1ph dedicated circuit wired to a duplex outlet for Lessee’s Biosafety Cabinets.	6	ea
Install prewired raceway with duplex outlets at 12” OC wired to a dedicated 120v/20A circuit.	4	ea
Mounted on first fixed reagent shelf. Length of raceway to be either 4’ or 6’ long.
Install additional fire protection devices or rework existing in Suite 68.	1	ls

HVAC – (MUA-1) Serving Tissue Room (2 vented CL II, B2 Biosafety Cabinet @ 1200 CFM each)			$24,391

Note: Biosafety cabinets vented and unvented are supplied and installed by others at Lessee’s expense.
Make up Air Unit. DX Cooled, gas fired, hot-gas reheat.	12.5	too
Extend gas line to MUA-1 from main gas line.	30	lf
MUA controller for set point temperature adjustment.	1	ea
Roof Curb cut and installation.	1	sec
Curb supplied by MUA manufacturer.
Crane equipment to install MUA-1, MUA-2, RTU-1 and fans on roof.	1	dy
Modify and relocate utilities above ceiling to accommodate new HVAC distribution.	16	hr
Ductwork supply lines from MUA to diffusers.	12.5	toa
Includes diffusers, rigid and flexible ductwork.
Wiring of MUA to power supply.	24	hr
Startup and commissioning of unit by manufacturer’s representative.	8	hr
Wrap supply ductwork with insulation.	12.5	toa
Structural Support for MUA-1	1	ls

			$80,748

Make-up Air Unit capability for proposal:

1)  Technical spaces are designed with MUA delivering approx.. 2300 CFM of Supply Air.When outside air temperatures are at 88°F Dry Bulb/74°F Wet Bulb. Air dischargingfrom MUA is 54°F Dry Bulb/S3°F Wet Bulb.

2) System is not designed to accommodate any sensible heat loads generated by Lessee’s equipment.No specialized filtration included.
3) No HEPA filter ceiling modules are included.
4) HVAC system to operate 24hr/7dy without any setback settings.
HVAC – (EF-1) Serving Tissue Room
Exhaust fan (rated for approx.. 2,400 CFM)	1	lf
Includes high efficiency belt driven motor, weather cover, vibration isolators, drain and type “C” spark resistant construction.

6.

Exhaust duct, 8” to 14” dia. and distribution	20	lf
Includes ceiling exhaust registers with control dampers.
Exhaust duct, 15” to 20” dia. and distribution.	20	lf
Roof cut for curb for fan.	1	ea.
Roof cut for cone from main exhaust vent.	1	ea.
Platform curb to support fan	1	ea.
Cone flashing at roof penetration of duct to fan.	1	ea.
Repair membrane roof at cone and curb flashing (By certified technician).	2	ea.
Upblast stack 10’ above roof (total ht.), installed	1	ea.
VFD or motor starter/ wire/ disconnect/ switch	1	ea.
Wiring labor & mat’l (Not Class I, Div. I)	1	set
Duck sealing tape for seams.	40	lf
Ceiling
Install ceiling grid system with vinyl faced tiles in Equipment Zone 1.	154	sf
Includes existing lights and modifications to sprinklers.
Ceiling height to be raised to 9’±.
Install ceiling grid system with vinyl faced tiles in Equipment Zone 1.	144	sf
Includes lights and modifications to sprinklers.
Ceiling height to be lowered to 9’±.
Install vinyl faced tiles in existing grid in Microbiology and Equipment Zone 2.	1568	sf
Includes existing lights and sprinklers.
Existing ceiling height to remain as is.
Flooring
Install building standard vinyl composition tile.	1866	lf
Install 4” high black vinyl wall base at walls and base of metal casework.	455	lf
Doors
Install 4’ wide metal door unit with a 3’ active panel, 1’ inactive panel and frame.	1	ea
Includes a 24” x 36” tempered glass vision kit and surface mountain slide bolt on 1’ leaf.
Install 6’ wide double metal door unit with frame at Loading and Equipment Zone 1.	2	ea
Includes 10” x 10” vision glass in each panel at loading. Vision kits to be of tempered glass.
Includes lockset hardware. Inactive panel to receive surface mountain slide bolt.
Install surface mounted hydraulic door closer on active doors.	2	ea
Install full-gasket (Foam or rubber) on door frame.	2	ea
Install rubber sweep at each manufacturing entry door panel.	2	ea
Drop-sill is available at an additional charge to the Lessee.
Install wall or floor mounted door stop at new or existing doors.	2	ea
Where drywall partition is within 6”
Finishes
Paint drywall partitions with water based catalyzed epoxy paint.	275	lf
Casework
Fume Hood, refurbished 6’ wide unit.	2	ea
Includes one acid/base or solvent cabinet. Remaining cabinet to be standard metal cabinet.
Air flow alarm on each fume hood	2	ea
Hardware airflow alarm to a 120V circuit.	2	ea
Supply and install refurbished metal sinkbase cabinet.	8	lf
Supply and install phenolic resin countertop, 30” wide.	8	lf
Notes: Metal Casework
1.) Unless noted otherwise, metal casework and fume hoods are refurbished from Lessor’s inventory.
2.) If refurbished casework or fume hoods are not available, new casework or fume hoods will beprovided at an additional expense of the Lessee.
3.) Fume hoods to be supplied and installed will not have active cup sinks, water supply or drain.
4.) Connection of process gases to controls on fume hood are not included.
5.) Unless noted otherwise, fume hood sash height will be set at 18”.
6.) Lessor makes no guarantees that fume hoods will have process gas controls.
7.) Walk-in Cooler with two access doors is not included. Cooley to be supplied and installed by othersat Lessee’s additional expense.
Electrical (Pending confirmation of Lessee’s equipment requirements)
Install 120V/20A/1ph dedicated circuit wired to a duplex outlet for fume hoods.	2	ea
Install prewired raceway with duplex outlets at 12” OC wired to a dedicated 120v/20A circuit.	14	ea
Mounted above the floor on first fixed reagent shelf.
Length of raceway to be either 4’ or 6’ long.
Install 120V/20A/1ph dedicated circuit wired to a duplex outlet for Lessee’s equipment.	6	ea
Mounted 44” above the floor at wall in Microbiology.
Install 120V/20A/1ph dedicated circuit wired to a duplex outlet for Lessee’s equipment.	1	ea
Mounted 44” above the floor at wall in Equipment Zone.
Install 208V/20A/3ph-4wire dedicated circuit wired to a work box for Lessee’s equipment.	3	ea
Mounted 44” above the floor at wall in Equipment Zone.
Lessee to confirm NEMA number for specialty outlets prior to construction.
Install 120V/20A/1ph dedicated circuit wired to a duplex outlet for equipment in knee space.	12	ea

Notes:			$48,316

1.) 120V or 208V Outlets wired to a drop card are available at an additional charge to Lessee.
2.) Standby gas-fired generator is not included but available at an additional expense to Lessee.
Plumbing
Cut door to access main building drain line.	1	ea
Trench Floor to extend acid waste drain lines to new resin sink locations.	10	lf
Includes cutting of concrete slab, removal of soil, installation of polypropylene piping,inspection, backfilling trench and patching concrete floor.
Rough and finished plumbing (non-potable) to resin sink.	2	ea
Install 5-gallon PH tank for sink.	2	ea
Polypropylene piping above ground from sink to drain line and vent.	30	lf
Includes necessary fittings required for installation.
Resin Lab Sink, approx.. 15”L x 18”W x 8”D	2	ea
High arc faucet with aspirator tip and separate HW/CW controls.	2	ea

			$9,397

HVAC-(MUA-2) Serving Microbiology, Histology, Purification and Equipment Zone

7.

Make up Air Unit, DX Cooled, gas fired, hot-gas reheat	20	ton
Install gas line to unit from meter.	80	lf
MUA controller for set point temperature adjustment.	1	ea
Roof curb cut and installation.	1	set
Curb supplied by MUA manufacturer.
Crane equipment to install MUA and fans on roof. (See entry for MUA-1)
Ductwork supply lines from MUA to diffusers.	20	ton
Includes diffusers, rigid and flexible ductwork.
Wiring of MUA to power supply.	24	hr
Startup and commissioning of unit by manufacturer’s representative.	8	hr
Wrap supply ductwork with insulation.	20	ton
Structural support for MUA-2	1	ls

			$111,483

Make-up Air Unit capability for proposal:

1.)   Technical spaces are designed with MUA delivering approx.. 3,640 CFM of Supply Air, when outside air temperatures are at 86°F Dry Bulb/74°F Wet Bulb, Air discharging from MUA is 54°F Dry Bulb/53°F Wet Bulb.

2.) System is not designed to accommodate any sensible heat loads generated by Lessee’s equipment. No specialized filtration included.
3.) No HEPA filter ceiling modules are included.
4.) HVAC system to operate 24hr/7dy without any setback settings.
Construction Suite 68, continued
HVAC-(EF-2) Serving Microbiology, Histology, Purification and Equipment Zone.
Exhaust fan (rated for approx.. 4,020 CFM)	1	ea.
Includes high efficiency belt driven motor, weather cover, vibration isolators, drain and type “C” spark resistant construction.
Exhaust duct, 8” to 14” dia. and distribution	90	lf
Includes ceiling exhaust registers with control dampers.
Exhaust duct, 15” to 20” dia. and distribution.	90	lf
Roof cut for curb for fan.	1	ea.
Roof cut for cone from main exhaust vent.	1	ea.
Platform curb to support fan	1	ea.
Cone flashing at roof penetration of duct to fan.	1	ea.
Repair membrane roof at cone and curb flashing (By certified technician).	2	ea.
Upblast stack 10’ above roof (total ht.), installed	1	ea.
VFD or motor starter/ wire/ disconnect/ switch	1	ea.
Wiring labor & mat’l (Not Class I, Div. I)	1	ea.
Duct sealing tape for seams.	180	lf

			$24,673

Histology
Ceiling
Install ceiling grid system with vinyl faced tiles.	136	sf
Includes existing lights and modifications to sprinklers.
Ceiling height to be raised to 9’±
Flooring
Install building standard vinyl composition tile.	136	lf
Install 4” high black vinyl wall base at walls and base of metal casework.	50	lf
Doors
Install 4” wide metal door unit with a 3’ active panel, 1’ inactive panel and frame.	1	ea
Includes a 24” x 36” tempered glass vision kit and surface mounted slide bolt on 1’ leaf.
Install surface mounted hydraulic door closer on manufacturing doors.	1	ea
Install full-gasket (Foam or rubber) at each manufacturing door frame.	1	ea
Install rubber sweep at each manufacturing entry door panel.	1	ea
Drop-sill is available at an additional charge to the Lessee.
Install wall or floor mounted door stop at new or existing doors.	1	ea
Where drywall partition is within 6”
Finishes
Paint drywall partitions with water based catalyzed epoxy paint.	50	lf
Casework
Fume Hood, refurbished 5’ wide unit.	1	ea
Includes one acid/base or solvent cabinet. Remaining cabinet to be standard metal cabinet.
Air flow alarm on each fume hood	1	ea
Supply and install refurbished metal base cabinets.	3	lf
Supply and install phenolic resin countertop, 30” wide.	3	lf
Notes: Metal Casework
1.) Unless noted otherwise, metal casework and fume hoods are refurbished from Lessor’s Inventory.
2.) If refurbished casework or fume hoods are not available, new casework or fume hoods will be provided at an additional expense to the Lessee.
3.) Fume hoods to be supplied and installed will not have active cup sinks, water supply or drain.
4.) Connection of process gases to controls on fume hood are not included.
5.) Unless noted otherwise, fume hood sash height will be set at 18”.
6.) Lessor makes no guarantees that fume hoods will have process gas controls.
Plumbing
Trench Floor to extend acid waste drain lines to new resin sink locations.	20	lf
Includes cutting of concrete slab, removal of soil, installation of polypropylene piping, inspection, backfilling trench and patching concrete floor.
Rough and finished plumbing (non-potable) to resin sink,.	1	ea
Install S-gallon PH tank for sink in Wash Room	1	ea
Polypropylene piping above ground rom sink to drain line and vent.	30	lf
Includes necessary fittings required for installation.
Resin Lab Sink, approx.. 15”L x 18”W x 18”D	1	ea
High arc faucet with aspirator tip and separate HW/CW controls.	1	ea

8.

Electrical (Pending confirmation of Lessee’s equipment requirements)
Install 120V/20A/1ph dedicated circuit wired to a duplex outlet for Fume Hood.	1	ea
Mounted 72” above the floor at wall.
Install 120V/20A/1ph dedicated circuit wired to a duplex outlet for Lessee’s equipment.	1	ea
Mounted 44” above the floor at countertop.
HVAC

Note: Refer to HVAC section under Microbiology Room for additional HVAC information.			$18,588

Purification Room
Ceiling
Install vinyl faced tiles in existing ceiling grid.	544	sf
Includes existing lights and modifications to sprinklers
Ceiling height to remain at 11’-10’±
Flooring
Install building standard vinyl composition tile.	544	lf
Install 4” high black vinyl wall base at walls and base of metal casework.	98	lf
Doors
Install 4” wide metal door unit with a 3’ active panel, 1’ inactive panel and frame.	1	ea
Includes a 24” x 36” tempered glass vision kit and surface mounted slide bolt on 1’ leaf.
Install surface mounted hydraulic door closer on manufacturing doors.	1	ea
Install full-gasket (Foam or rubber) at each manufacturing door frame.	1	ea
Install rubber sweep at each manufacturing entry door panel.	1	ea
Drop-sill is available at an additional charge to the Lessee.
Finishes
Paint drywall partitions with water based catalyzed epoxy paint.	98	lf
Plumbing
None specified.
Electrical (Pending confirmation of Lessee’s equipment requirements)
Install 120V/20A/1ph dedicated circuit wired to a duplex outlet for Lessee’s equipment.	16	ea
Mounted 44” above the floor at wall.
Install 208V/20A/3ph 4wire dedicated circuit wired to a work box for Lessee’s equipment.	4	ea
Mounted 44” above the floor at wall.
Lessee to confirm NEMA number for specialty outlets prior to construction.
Note:
120V or 208V Outlets wired to a drop card are available at an additional charge to Lessee.

			$12,587

HVAC
Note: Refer to HVAC section under Microbiology Room for additional HVAC information.
Construction Suites 69 and 70
Walls
Construct non-rated drywall partition from 0’ to 12’ above the floor for Equipment room and Corridor.	54	If
Construct non-rated drywall partition from 0’ to 8’ above the floor between Locker and Tel/Data closet.	8	If
Repaint existing walls in suite as part of standard rehab.	No Charge
Floors
Install building standard gray level loop carpet.	2260	sf
Install building standard gray vinyl composition tile (VCT) in Locker Room, Tel/Data, Break Room and in Equipment Room	728	sf
Doors/Windows
Install metal door with frame from demolition stock.	1	ea
Install 4’ wide metal door unit with a 3’ active panel, 1’ inactive panel and frame.	3	ea
Includes a 24” cx 36” tempered glass vision kit and surface mounted slide bolt.
Paint door and frame after installation.	8	hr
Install surface mounted hydraulic door closer.	3	ea
Premium for lockset hardware at Tel/Data and Equipment Room.	2	ea
Doors will be keyed separately.
Ceiling
Install ceiling grid system in Equipment Room, Break room, Tel/Data and Locker Room.	728	sf
Ceiling height to remain as is.
Premium for vinyl faced ceiling tiles in Equipment Room.	308	sf
Casework
Install refurbished p-lam sink base and base cabinet in Proposed Break Room.	2	ea
Includes refurbished sink, faucet and countertop from salvaged inventory.
Notes: P-lam Casework 1.) Base and sink cabinets are 30”W x 24”D x 26”H 2.) Cabinets are of building standard gray plastic laminate with white melamine interior.
Includes one drawer, fixed shelf, ‘C’ style cabinet pull and side-by-side cabinet doors.
Electrical
Install dedicated 120V/20A circuit wired to a duplex outlet for refrigerator or above the countertop.	3	ea
Located in Break Room. Refrigerators to be supplied and installed by others at Lessee’s expense.
Install dedicated 120V/20A circuit wired to a workbox above the ceiling for cubicles.	6	ea
Cubicle furniture to be supplied and installed by others at an additional expense to Lessee. One circuit for every four cubicles.
Install dedicated 120V/20A circuit wired to a quadruplex outlet in Tel/Data room.	2	ea
Final location to be verified by Lessee prior to construction.
Install dedicated 208V/20A circuit wired to a duplex outlet in Equipment Room.	5	ea
For each pair of -20 Freezers.
Install dedicated 208V/20A circuit wired to a duplex outlet in Equipment Room.	7	ea
for each -80 Freezer.
Install additional fire protection devices or rework existing in Suites 69 and 70.	12	Is

9.

Plumbing
Cut floor to access main building drain line.	1	ea
Trench Floor to extend building drain line to new sink location in Break Room.	40	if
Includes cutting of concrete slab, removal of soil, installation of cast iron piping. Inspection, backfilling trench and patching concrete floor.
Rough and finished plumbing (potable) to Break room sink.	1	ea
HVAC-(RTU 1) Serving Equipment Room
Install 2-stage recirculating roof top unit for cooling only.	7.5	ton
Low ambient kit to allow AC to operate down to 32 deg. F. One for each stage.	2	ea
Roof Curb cut and installation.	1	set
Curb supplied by manufacturer.
Modify and relocate utilities above ceiling to accommodate new HVAC distribution	8	hr
Ductwork supply and return air lines from RTU to room.	7.5	ton
Includes diffusers, rigid and flexible ductwork.
Wiring of RTU to power supply.	16	hr
Wrap supply ductwork with insulation.	7.5	Ton
Miscellaneous Electrical for Suites 68, 69 and 70 Electrical
Install sub-panel for new circuits.	2	ea
Marking of dedicated circuits and identification at panels	8	hr
Door bell buzzer at loading door.	1	ea
Chime located in Microbiology.
Note: No electrical service upgrade is included. In addition, there is no guarantee that a service upgrade is available at this location.
Miscellaneous HVAC for Suite 68, 69 and 709
Air balancing with report.	24	hr
HVAC technician to assist in equipment adjustment and roof access	24	hr
Mechanical Notes:
1.) Exhaust fans and makeup air unit for Suite 68 to operate continuously 24hrs/7days.
2.) Temperature and/or volume setbacks are available for an additional charge.
3.) Fume hoods sashes to be set between 15: to 18” high when HVAC system is balanced.
4.) BMS control system is not included.
Management
Architectural, HVAC, Electrical & Engineering planning, coordination	1	chg
Project Management	1	chg
Construction supervision, Construction team leader, Purchasing coordination. and design drafting limited to this scope of work.
Project general labor (runner/loading/unloading, etc.)	1	chg
Project documentation and Owner’s Manual	12	hrs
Project meetings with Construction and Purchasing.	10	hrs
Permits: building, plumbing & electrical only	1	Is
Coordination and inspections for above permits only	10	hr
Clean-up after construction.	16035	sf

Management:			$79,160

Total Charge:			$590,496

Notes:

1.)	No representation is made as to the suitability of this construction for Lessee’s use or occupancy.

2.)	Connection of Lessee supplied equipment is not included unless noted.

3.)	All dimensions, manufacturers and quantities are approximate and any actual variance in construction will not result in any credits or deductions from total fixed cost.

4.)	Lessee is responsible for the maintenance of non-building standard leasehold improvements unless noted otherwise in lease document.

5.)	Additional costs will be incurred if scope of work expands from what is noted in above specifications.

6.)	all finishes will be LESSOR’s standard finishes unless otherwise noted.

7.)	Lessee is responsible for obtaining all other permits and approvals specific to its use.

8.)	Any electrical service upgrades, and/or electrical requirements for Lessee’s use is available at an additional expense to Lessee. Please note, Lessor does not guarantee if electrical upgrades upgrades are available at this location.

9.)	No humidification or dehumidification is included.

10.)	Lessee responsible for proper chemical storage, including compliance with limits of amount of material stored.

11.)	No Ra/Di water system is included with fit up. Installation of system is by others at Lessee’s expense.

12.)	Motion sensors wired to Office or Lab lighting are not included but available for an additional charge.

13.)	Standby gas-fired generator is not included but available at an additional expense to Lessee.

14.)	Approximate delivery date for make-up air equipment is 10-12 weeks from approved equipment selection.

15.)	Any changes to the scope of work described above once construction begins may result in a delay in the completion of the facility.

10.

June 2, 2017

Mr. Ian Chan

Abpro Corporation

65 Cummings Park

Woburn, MA 01801

Dear Ian:

We are pleased to enclose for your records a fully executed original of Lease Extension #1 for Abpro’s facility at 65, 68, 69 and 70 Cummings Park. We appreciate your decision to expand your business in a Cummings Properties facility and look forward to continuing our relationship.

As you review the document, you will note we made updates to two sections. In Section 7, we added “modified” to specify “the entire modified premises.” In Section 14(ii), we inserted “LESSOR’s then-current standard form lease or amendment to lease” and to execute “said” lease.

Please call me or Erica Wright, Operations Manager, if we may be of further assistance at any time.

Sincerely,

CUMMINGS PROPERTIES, LLC

/s/ Kara L. Murphy

Kara L. Murphy

Account Manager

Enclosure

Corporate Office: 200 West Cummings park, Woburn, MA 01801-6396	•	781-935-8000	•	Fax 781-932-7077
Cummings Center: 100 Cummings Center, Suite 107-L, Beverly, MA 01915-6106	•	978-922-9000	•	Fax 978-922-9880

11.